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                                                                   EXHIBIT 10.64

                        CASH COLLATERAL ACCOUNT AGREEMENT

                          Dated as of December 30, 1998

                                       by

                               DR. RAJENDRA SINGH

                                   in favor of

                            THE CHASE MANHATTAN BANK

                             as Administrative Agent


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                        CASH COLLATERAL ACCOUNT AGREEMENT

       CASH COLLATERAL ACCOUNT AGREEMENT, dated as of December 30, 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made by DR. RAJENDRA SINGH, an individual residing at 3801 Belle Rive Terrace, Alexandria, Virginia 22309 (the "Individual Guarantor") in favor of THE CHASE MANHATTAN BANK, a bank organized under the laws of New York, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the benefit of each of the lenders (the "Lenders") a party to the Third Amended and Restated Credit Agreement dated as of December 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among LCC International, Inc., a Delaware corporation (the "Borrower"), LCC Europe AS, a Norwegian limited liability company (the "Subsidiary Borrower"), LCC Design Services, L.L.C., a Delaware limited liability company, LCC Development Company, L.L.C., a Delaware limited liability company, Microcell Management, Inc., a Delaware corporation, and Koll Telecommunications Services, L.L.C., a Delaware limited liability company (the "Subsidiary Guarantors" and, together with the Borrower and the Subsidiary Borrower, the "Obligors"), the Administrative Agent and the Lenders.

                              W I T N E S S E T H :

       WHEREAS, pursuant to the terms of the Credit Agreement and the other Facility Documents, the Lenders have agreed to extend credit to the Obligors upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower and the Subsidiary Borrower thereunder and the Letters of Credit issued thereunder and to be guarantied by the Subsidiary Guarantors thereunder and by the Individual Guarantor under the Unconditional Guaranty dated as of December 30, 1998 (the "Singh Guaranty"); and

       WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Obligors under the Credit Agreement that the Individual Guarantor shall have executed and delivered this Agreement to the Administrative Agent to secure the obligations of the Individual Guarantor under the Singh Guaranty.

       NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and to purchase Participating Interests in Letters of Credit issued under the Credit Agreement, the Individual Guarantor hereby agrees with the Administrative Agent, as follows:


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              ARTICLE 1. DEFINITIONS.

       Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; and the following terms have the following meanings:

       "Account" means the special non-interest bearing cash collateral account opened by the Individual Guarantor with the Administrative Agent in the name of the Individual Guarantor but under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

       "Code" means the Uniform Commercial Code as in effect in the State of New York.

       "Collateral" means (a) the Account and all certificates and instruments, if any, from time to time representing or evidencing the Account; (b) all cash and amounts from time to time deposited in the Account; (c) all Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Investments; (d) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of the Individual Guarantor in substitution for or in addition to any or all of the then existing Collateral; (e) all interest, dividends, cash, instru-ments and other property from time to time received, receiv-able or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and (f) all proceeds of any or all of the foregoing Collateral, whether now owned or hereafter acquired, together with all the proceeds thereof and dividends thereon and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

       "Guarantied Obligations" means (a) the sum of (i) the principal amount of Loans and Letter of Credit Obligations incurred in excess of the lesser of (A) the Borrowing Base and (B) $10,000,000, plus (ii) if, at any time, after giving effect to clause (i), the principal amount of the outstanding Loans and Letter of Credit Obligations is greater than $7,500,000 and was equal to or less than the Borrowing Base when incurred, the amount by which such principal amount exceeds the Borrowing Base at such time up to a maximum of $2,500,000; provided that in no event shall the aggregate amount of Guarantied Obligations under this clause (a) exceed $12,500,000; (b) all unpaid interest thereon (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding); and (c) all unpaid fees, indemnities, costs and expenses relating to the collection thereof (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any


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Lender). The examples set forth in the definition of "Guarantied Obligations"
contained in the Credit Agreement are hereby incorporated by reference.
       "Security" has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

              ARTICLE 2. COLLATERAL

       Section 2.01. Grant of Security Interest. As security for the payment by the Individual Guarantor of the Guarantied Obligations, the Individual Guarantor does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Administrative Agent in and to all right, title and interest of the Individual Guarantor (but none of its obligations) in the Collateral.

       Section 2.02. Delivery of Collateral. All certifi-cates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly exe-cuted instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time in its discretion and with-out notice to the Individual Guarantor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Collateral. In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments repre-senting or evidencing Collateral for certificates or instru-ments of smaller or larger denominations.

       Section 2.03. Investing of Amounts in the Account. If requested by the Individual Guarantor, the Administrative Agent will, subject to the provisions of Article 4, from time to time (a) invest amounts on deposit in the Account in such notes, cer-tificates of deposit and other debt instruments as the Individual Guarantor may select and the Administrative Agent may approve and (b) invest interest paid on the notes, certificates of deposit and other instruments referred to in clause (a) above, and reinvest other proceeds of any such notes, certificates of deposit and other instruments which may mature or be sold, in each case in such notes, certificates of deposit and other debt instru-ments as the Individual Guarantor may select and the Administrative Agent may approve (the notes, certificates of deposit and other instruments referred to in clauses
(a) and (b) above being collectively the "Investments"). Interest and proceeds which are not invested or reinvested in Investments as provided above shall be deposited and held in the Account.

              ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING SECURITY



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       Section 3.01. Title; Liens. The Individual Guarantor represents, warrants and covenants that the Collateral is owned solely by the Individual Guarantor and, except for the Liens granted to the Administrative Agent hereunder, no other Person has any right, title, interest, claim or Lien thereon, or thereto.

       Section 3.02. Sale of Collateral; Liens. The Individual Guarantor

              (a) will not sell, assign or otherwise transfer any of the Collateral,

              (b) will keep all Collateral in existence on the date, and all Collateral acquired after the date, of execution of this Agreement, free from all Liens, and

              (c) will pay and discharge, when due, all taxes, levies and governmental charges upon any Collateral, and shall defend all Collateral against all claims of any Person other than the Administrative Agent.

       Section 3.03. Certain Additional Rights. In connection with any sale of Collateral by the Administrative Agent in accordance with Article 4, the Administrative Agent shall have the right to execute any document or form, in its name or the name of the Individual Guarantor, that may be necessary or desirable in connection with such sale.

       Section 3.04. Reimbursement. The Individual Guarantor shall pay any and all reasonable costs, including, without limitation, attorneys' fees, legal expenses and court costs, that the Administrative Agent may incur in enforcing, defending or protecting its Lien on, or rights and interests in, the Collateral, or any of its rights and remedies under this or any other agreement between the parties hereto or in respect to any of the transaction to be had thereunder or hereunder and, until paid by the Individual Guarantor, such sums shall be considered as additional obligations owing by the Individual Guarantor hereunder and, as such shall be secured by all of the Collateral. Subject to the terms of the Credit Agreement and except to the extent specifically limited by applicable law, the Administrative Agent shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, all of which shall be at the sole risk of the Individual Guarantor.

       Section 3.05. Further Assurances. So long as any of the Obligations, any Letter of Credit or any Commitment shall be outstanding, the Individual Guarantor, at his expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, conveyances, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be requested by the Administrative Agent) to subject to the Lien of this Agreement, and to preserve, continue and protect the Lien of this Agreement on, the Collateral, including, without limitation, any Collateral acquired



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after the date of this Agreement, or as the Administrative Agent may reasonably require for the better granting, bargaining, selling, demising, releasing, confirming, conveying, warranting, assigning, transferring, pledging, delivering and setting over to the Administrative Agent, and for perfecting the Administrative Agent's rights in, every part of the Collateral, or as may be required in order to transfer to, or perfect the rights of any new agent or agents in, the Collateral.

                        ARTICLE 4.  DEFAULTS -- REMEDIES

       Section 4.01. Nature of Events. An "Event of Default" shall exist if any Event of Default under, and as defined in, the Credit Agreement occurs and is continuing.

       Section 4.02. Default Remedies. (a) If an Event of Default exists, the Administrative Agent may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies conferred in this Agreement and in each of the other Facility Documents, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Administrative Agent.

              (b) If an Event of Default exists, the Administrative Agent shall have the right, at any time or from time to time, to sell any or all of the Collateral.

              (c) The Individual Guarantor and the Administrative Agent agree that ten (10) days' notice to the Individual Guarantor of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Administrative Agent shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Individual Guarantor. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Administrative Agent shall have the right to bid at any such sale on behalf of any one or more Lenders (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied in the manner set forth in the Credit Agreement.

              (d) If an Event of Default exists, the Administrative Agent may also, with or without proceeding with sale or foreclosure or demanding payment of the Guarantied Obligations, without notice, appropriate and apply to the payment of the Guarantied Obligations and the other obligations secured under this Agreement any and all Collateral in its possession and any and all balances,



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credits, deposit accounts, reserves or other moneys due or owing to the Individual Guarantor held by the Administrative Agent under this Agreement or otherwise.

              (e) Anything in this Agreement contained to the contrary notwithstanding, and in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral that consists of Securities may be effected after an Event of Default, the Individual Guarantor agrees that upon the occurrence and continuance of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Administrative Agent to assure compliance with applicable securities laws. In so doing, the Administrative Agent may solicit offers to buy such Collateral, or any part of it, for cash, from a limited number of investors deemed by the Administrative Agent, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Collateral, and if the Administrative Agent solicits such offers from not less than three (3) such investors, then the acceptance by the Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition (as defined in the Code) of such Collateral unless applicable law provides otherwise.

              (f) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Individual Guarantor contained in this Agreement or any other Facility Document, or in any document referred to in this Agreement or any other Facility Document or contained in any agreement supplementary to this Agreement or any other Facility Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Individual Guarantor contained in this Agreement or any other Facility Document.

              (g) The Individual Guarantor will pay to the Administrative Agent all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

       Section 4.03. Other Enforcement Rights. The Administrative Agent may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the



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recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

       Section 4.04. Effect of Sale, etc . (a) Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest the Individual Guarantor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under such Obligor. At any such sale any Lender may bid for and purchase the Property sold and may make payment therefor as set forth in clause (b) of this Section 4.04, and any such Lender so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability.

              (b) The receipt by the Administrative Agent, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to the Guarantied Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

       Section 4.05. Delay or Omission; No Waiver. No course of dealing on the part of the Administrative Agent or any Lender nor any delay or failure on the part of the Administrative Agent or any Lender to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Administrative Agent's or such Lender's rights, powers and remedies. No waiver by the Administrative Agent or any Lender of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Every right and remedy given by this Agreement, by any other Facility Document or by law to the Administrative Agent may be exercised from time to time as often as may be deemed expedient by the Administrative Agent.

       Section 4.06. Restoration of Rights and Remedies. If the Administrative Agent shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any other Facility Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Administrative Agent, then and in every such case the



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Administrative Agent and the Individual Guarantor and the Lenders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Facility Documents, and thereafter all rights and remedies of the Administrative Agent shall continue as though no such proceeding had been instituted.

       Section 4.07. Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Credit Agreement. If there is a deficiency, the Individual Guarantor shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Administrative Agent.

       Section 4.08. Cumulative Remedies. No remedy under this Agreement or under any other Facility Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement or under any other Facility Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall the Administrative Agent or any Lender be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

            Section 4.09. Waivers by the Individual Guarantor. (a) The Individual Guarantor hereby waives notice of acceptance of this Agreement and of extensions of credit, loans, advances or other financial assistance under the Facility Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by the Individual Guarantor and delivered to the Administrative Agent or any Lender. The Individual Guarantor further waives presentment and demand for payment of any of the Guarantied Obligations, protest and notice of dishonor or default with respect to any of the Guarantied Obligations, and all other notices to which the Individual Guarantor might otherwise be entitled, except as otherwise expressly provided in this Agreement or in the other Facility Documents.

              (b) The Individual Guarantor (to the extent that he may lawfully do so) covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Facility Document; and the Individual Guarantor (to the extent that he may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of


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any and all such laws and hereby covenants that he will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Administrative Agent, but that he will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

       Section 4.10. Consent. Except as may be otherwise provided in Section
6.01 or in the other Facility Documents, the Individual Guarantor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from the Individual Guarantor, any security at any time held by or available to the Administrative Agent for any of the Obligations, or any other security at any time held by or available to the Administrative Agent for any obligation of any other Person secondarily or otherwise liable for any of the Guarantied Obligations, may be exchanged, surrendered, or released and any of the Guarantied Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as the Administrative Agent or any holder thereof may see fit, and the Individual Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

              ARTICLE 5. DEFEASANCE

       Section 5.01. Satisfaction and Discharge. If the Obligors shall pay and discharge the entire indebtedness on all Obligations outstanding by well and truly paying or causing to be paid the principal of, and interest on, all Obligations outstanding, as and when the same become due and payable; and if the Obligors shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Obligations and all sums payable under any one or more of the other Facility Documents, and fully and faithfully discharges or causes to be discharged every other obligation herein or in any other Facility Document contained or otherwise secured by any of the Facility Documents; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Administrative Agent in the Collateral created hereby shall cease and terminate, and thereupon the Administrative Agent, upon written request of the Individual Guarantor, shall forthwith execute and deliver, without recourse, assignments and other instruments acknowledging satisfaction and discharging all of the right, title and interest of the Administrative Agent in the Collateral created hereby (subject to any disposition thereof that may have been made by the Administrative Agent pursuant to any of the Facility Documents).

       Section 5.02. Release of Collateral. If, at any time, the amount of Collateral held by the Administrative Agent under this Agreement exceeds the amount of the Guarantied Obligations, then the Administrative Agent, upon request of the Individual Guarantor, shall remit such excess to the Individual Guarantor.



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              ARTICLE 6. MISCELLANEOUS

       Section 6.01. Amendments and Waivers. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Individual Guarantor, the Administrative Agent and the Required Lenders, or by the Individual Guarantor and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (a) permit the creation of any Lien with respect to any of the Collateral; (b) effect the deprivation of any Lender of the benefit of any Lien upon all or any part of the Collateral; (c) create any priority with respect to any portion of the Guarantied Obligations over any other portion with respect to the Lien upon all or any part of the Collateral; or (d) amend, waive or modify the definition of Guarantied Obligations.

       Section 6.02. Survival. The obligations of the Individual Guarantor under
Section 3.04 or Section 4.02(h) shall survive the repayment of the Loans and the termination of the Commitments.

       Section 6.03. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Individual Guarantor, the Lenders and their respective successors and assigns.

       Section 6.04. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given in writing to the Administrative Agent, to the Lenders and to the Individual Guarantor by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective:
(a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent shall be effective upon receipt.

       SECTION 6.05. JURISDICTION, IMMUNITIES. (A) THE INDIVIDUAL GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE INDIVIDUAL GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH


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ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR
FEDERAL COURT. THE INDIVIDUAL GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE INDIVIDUAL GUARANTOR AT HIS ADDRESS SPECIFIED IN SECTION
6.04. THE INDIVIDUAL GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE INDIVIDUAL GUARANTOR FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE INDIVIDUAL GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. THE INDIVIDUAL GUARANTOR WAIVES ANY RIGHT HE MAY HAVE TO JURY TRIAL.

              (b) Nothing in this Section 6.05 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Individual Guarantor or his property in the courts of any other jurisdictions.

              (c) To the extent that the Individual Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Individual Guarantor hereby irrevocably waives such immunity in respect of his obligations under this Agreement.

       Section 6.06. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

       Section 6.07. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.



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       Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

       SECTION 6.09. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       Section 6.10. Subject to the Credit Agreement. Any and all rights granted to the Administrative Agent under this Agreement are to be held and exercised by the Administrative Agent for the benefit of the Lenders, pursuant to the provisions of the Credit Agreement. To the extent set forth in the Facility Documents, each of the Lenders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights granted to the Administrative Agent under this Agreement, are created and granted subject to the terms of the Credit Agreement.

       Section 6.11. Power of Attorney. The Individual Guarantor hereby makes, constitutes and appoints the Administrative Agent the true and lawful agent and attorney in fact of the Individual Guarantor, with full power of substitution

              (a) if an Event of Default exists and is continuing, and to the fullest extent permitted by applicable law, to transfer any of the Collateral to the name of the Administrative Agent or its nominee, and to indorse for negotiation its name;

              (b) if an Event of Default exists and is continuing, and to the fullest extent permitted by applicable law, to receive, open and dispose of all mail addressed to the Individual Guarantor relating to the Collateral and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments included in the Collateral, with full power to endorse the name of the Individual Guarantor upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral and to effect the deposit and collection thereof, and the further right and power to endorse the name of the Individual Guarantor on any document relating to the Collateral;

              (c) if an Event of Default exists and is continuing, to sign the name of the Individual Guarantor to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

              (d) after a request by the Administrative Agent to take any action to carry out the provisions of this Agreement, including, without limitation, the grant of the security interest granted to the Administrative Agent with respect to


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

the Collateral and the Administrative Agent's rights created under this Agreement after a request by the Administrative Agent to take any action, and the failure or refusal of the Individual Guarantor to comply with such request within five (5) days, to do any and all things necessary to take such action in the name and on behalf of the Individual Guarantor.

       The Individual Guarantor agrees, in the absence of willful wrongdoing or gross negligence, that neither the Administrative Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6.11. The power of attorney granted under this Section 6.11 is coupled with an interest and shall be irrevocable so long as any Obligation or Commitment remains outstanding.

       Section 6.12. Term of Agreement. This Agreement shall be and remain in full force and effect so long as any Obligation shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitments.




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




       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 /S/  RAJENDRA SINGH
                                 -------------------
                                 Dr. Rajendra Singh
                                 in his individual capacity

                                 c/o LCC International, Inc.
                                 7925 Jones Branch Drive
                                 McLean, Virginia  22102
                                 Telecopier No.:  (703) 873-2300

                                 ADMINISTRATIVE AGENT:

                                 THE CHASE MANHATTAN BANK

                                 By:  /S/ ALAN J. ARIA
                                    -------------------
                                      Name:   Alan J. Aria
                                      Title:  Vice President

                                 Address for Notices:

                                 4 Chase Metrotech Center
                                 13th Floor
                                 Brooklyn, NY 11245
                                 Attention: New York Agency

                                 with a copy to:

                                 999 Broad Street
                                 Bridgeport, Connecticut 06604
                                 Attention: Alan Aria
                                 Telecopier No.: (203) 382-6573




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